UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007 (September 13, 2007)

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NATIONAL HEALTH REALTY, INC.

(Exact name of registrant as specified in its charter)

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Maryland	001-13487	52-2059888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street, Suite 1402

Murfreesboro, Tennessee 37130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.

Completion of Acquisition or Disposition of Assets.

At a special meeting on Thursday, September 13, 2007, the stockholders of National Health Realty, Inc. voted to approve the consolidation of National Health Realty, Inc. with its wholly-owned subsidiary NEW NHR, Inc.  Subsequently, Articles of Consolidation were filed with the Maryland State Department of Assessments and Taxation.  This filing of the Articles of Consolidation resulted in the formation of a new Maryland corporation under state law.  The common stockholders of the Company immediately prior to the consolidation continue to hold the same stock that is now the common stock of the Company as consolidated.  Each issued and outstanding share of common stock of NEW NHR, Inc. was cancelled in the consolidation.  As a further result of the consolidation, the Company adopted new articles of incorporation (attached hereto as Exhibit 3.01), which exempt the Company from the Maryland Business Combination Act but are otherwise identical to the charter of the Company immediately prior to the consolidation.  As used in this Form 8-K, references to the “Company” mean, with respect to periods after September 13, 2007, the Company as consolidated.

On September 13, 2007, the Board of Directors of the Company adopted Friday, September 14, 2007 as the record date for determining stockholders entitled to vote at a special meeting of stockholders.  The special meeting is being called (i) to vote upon and approve the merger of the Company with and into Davis Acquisition Sub LLC (“NHC/OP Sub”), an indirect wholly-owned subsidiary of National HealthCare Corporation (“NHC”), (ii) to approve the postponement or adjournment of the special meeting for the solicitation of additional votes, if necessary, and (iii) to transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

The Company and NHC will file with the Securities and Exchange Commission a joint proxy statement/prospectus as part of a registration statement on Form S-4 and other documents regarding the proposed merger with NHC/OP Sub.  Investors and stockholders are urged to read the joint proxy statement/prospectus because it will contain important information about the Company and NHC and the proposed merger.  Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus (when available) and other documents filed by the Company and NHC with the Securities and Exchange Commission at its website at www.sec.gov.  The definitive joint proxy statement/prospectus and the other relevant documents may also be obtained, when available, free of cost by directing a request to National Health Realty, Inc., 100 Vine Street, Suite 1402, Murfreesboro, TN 37130, Attention:  Corporate Secretary, telephone: (615) 890-2020.  Investors and security holders are urged to read the definitive proxy statement/prospectus and other relevant materials before making any voting or investment decisions with respect to the merger.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the consolidation and the merger.  Information about the Company and its directors and executive officers, and their ownership of the Company and NHC securities, is set forth in each company’s respective annual proxy statements on Schedule 14A and annual reports on Form 10-K, which can be found at the Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the interests of those persons may be obtained by reading the joint proxy statement/prospectus.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.	Description of Exhibit
3.01	Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 14, 2007

NATIONAL HEALTH REALTY, INC.

By:

/s/ Robert G. Adams

Name:  Robert G. Adams

Title:     President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.01	Articles of Incorporation